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                                                                    Exhibit 10.2
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REVOLVING CREDIT NOTE                                    THE FIRST NATIONAL BANK
                                                                       OF BOSTON

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Boston, Massachusetts                                          December 16, 1994

$16,800,000.00                                          As Amended and Restated.


     FOR VALUE RECEIVED, the undersigned, ACT Manufacturing, Inc., a Massachusetts corporation with its principal executive offices at 108 Forest Avenue, Hudson, Massachusetts (the "Borrower") promises to pay to the order of The First National Bank of Boston (the "Lender"), a national banking association with offices at 100 Federal Street, Boston, Massachusetts (hereinafter, with any subsequent holder, the "Lender") at the head office of The First National Bank of Boston (which head office presently is 100 Federal Street, Boston, Massachusetts) as Agent as described below, the following:

          PRINCIPAL:  On the Termination Date, the Lender's ratable portion of
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     the aggregate unpaid principal amount of Revolving Credit Loans made or deemed made pursuant to the Loan and Security Agreement (herein, as amended and restated effective April 6, 1995 and as amended from time to time hereafter, the "Loan Agreement") initially executed on December 16, 1994 between the Borrower, on the one hand, and The First National Bank of Boston (in such capacity, hereinafter the "Agent"), as agent for the ratable benefit of The First National Bank of Boston, State Street Bank and Trust Company, and Citizens Bank of Massachusetts and by each such Lender on the other.

          INTEREST:  Interest on the principal balance hereof from time to time
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     outstanding from the date hereof through and including the date on which such principal amount is paid in full, at the times and rates, and in the manner, provided in the Loan Agreement.

     This Note is a "Revolving Credit Note" which has been executed and delivered in accordance with Section 1-7 of the Loan Agreement. Reference is made to the Loan Agreement for a description of the benefits to which the Lender (and the successors and assigns of the Lender) are entitled on account hereof and for reference to the mortgage, security, and other collateral interests which secure the Liabilities. Terms used herein which are defined in the Loan Agreement are used as so defined.

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     The within Note may be prepaid in whole and in part, and shall be so prepaid, all as provided in the Loan Agreement.

     Upon the occurrence of any Event of Default, all of the Liabilities, including, without limitation, the entire unpaid principal balance of the within Note and all accrued and unpaid interest hereon, may become or be declared due and payable in the manner and with the effect provided in the Loan Agreement.

     The Borrower, and each endorser and guarantor of this Note, respectively waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. Each assents to any extension or other indulgence (including, without limitation, the release or substitution of collateral) permitted by the Lender with respect to this Note and/or any collateral given to secure this Note or any extension or other indulgence with respect to any other liability or any collateral given to secure any other liability of the Borrower or any other person obligated on account of this note.

     This Note shall be binding upon the Borrower, and each endorser and guarantor hereof, and upon their respective heirs, successors, assigns, and representatives, and shall inure to the benefit of the Lender and its successors, endorsees, and assigns.

     This Note shall be governed by the laws of The Commonwealth of Massachusetts and shall take effect as a sealed instrument.

     The Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Lender, in the establishment and maintenance of the Lender's relationship with the Borrower contemplated by the within Note, is relying thereon. THE BORROWER, TO THE EXTENT ENTITLED THERETO,

WAIVES ANY PRESENT OR FUTURE RIGHT OF THE BORROWER, OR OF ANY GUARANTOR OR
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ENDORSER OF THE BORROWER OR OF ANY OTHER PERSON LIABLE TO THE LENDER ON ACCOUNT
OF OR IN RESPECT TO THE LIABILITIES, TO A TRIAL BY JURY IN ANY CASE OR CONTROVERSY IN WHICH THE LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE LENDER OR IN WHICH THE LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT TO, ANY RELATIONSHIP AMONGST OR BETWEEN THE BORROWER, ANY SUCH PERSON, AND THE LENDER.

                                           ACT MANUFACTURING, INC.
                                               The ("Borrower")

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                                         By: /s/ Douglass Greenlaw
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